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                                                                    EXHIBIT 99.1
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Kindred Healthcare, Inc., a Delaware corporation (the "Company"), does hereby certify to such officer's knowledge that:

        The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 15, 2003                      /s/ Edward L. Kuntz
                                           ---------------------------
                                           Edward L. Kuntz
                                           Chief Executive Officer

Dated:   May 15, 2003                      /s/ Richard A. Lechleiter
                                           ---------------------------
                                           Richard A. Lechleiter
                                           Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.